STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.3%
Australia - 1.7%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	3,100,000		1,656,453
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	2,225,000		1,548,357
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	685,000		366,195
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	438,000		377,624
					3,948,629
Austria - .4%
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	200,000		182,598
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000		798,417
					981,015
Bermuda - .3%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	867,167	[b]	736,053
Brazil - 1.3%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	14,100,000		2,848,122
Canada - 4.7%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	1,175,000	[b]	876,289
Canada, Bonds	CAD	1.75	12/1/2053	3,400,000		1,819,109
Canada, Bonds	CAD	2.75	6/1/2033	6,050,000		4,305,954
Canada, Bonds	CAD	3.25	9/1/2028	700,000		516,901
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	577,120	[b]	420,854
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	995,938	[b]	733,678
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	835,037
GMF Canada Leasing Trust, Ser. 2021-1A, Cl. A3	CAD	0.87	5/20/2026	252,563	[b]	191,085
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	871,680	[b]	654,449
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	310,000		299,723
					10,653,079
Cayman Islands - .5%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		6.92	4/20/2036	539,672	[b,c]	542,071

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.3% (continued)
Cayman Islands - .5% (continued)
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.15	7/15/2036	600,000	[b,c]	602,416
					1,144,487
China - 5.8%
China, Bonds	CNY	2.60	9/1/2032	31,100,000		4,327,364
China, Bonds	CNY	3.73	5/25/2070	32,100,000		5,232,514
China, Unscd. Bonds	CNY	3.81	9/14/2050	21,600,000		3,455,348
					13,015,226
Denmark - .2%
Denmark, Bonds	DKK	4.50	11/15/2039	2,500,000		448,982
France - 3.5%
BPCE SA, Sr. Unscd. Bonds	EUR	4.63	3/2/2030	800,000		891,176
BPCE SA, Sr. Unscd. Notes		2.28	1/20/2032	250,000	[b]	194,688
BPCE SA, Sr. Unscd. Notes	EUR	4.38	7/13/2028	400,000		441,970
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	1,400,000	[d]	1,286,986
France, Bonds	EUR	7.08	5/25/2032	2,950,000		2,514,222
France, Bonds	EUR	0.75	5/25/2052	1,900,000		1,096,601
France, Bonds	EUR	3.00	5/25/2033	525,000		576,544
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	800,000		794,372
					7,796,559
Germany - 3.6%
Bundesobligation, Bonds, Ses. 183	EUR	9.14	4/10/2026	267,530		272,882
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.80	8/15/2053	6,600,000		6,112,221
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	100,000		89,965
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	1,300,000		1,018,844
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	700,000		645,184
					8,139,096
Greece - 2.0%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	3,934,000	[b]	4,483,174
Indonesia - .5%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	15,580,000,000		1,116,605
Ireland - .7%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	1,400,000		1,286,446
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	368,000		353,739
					1,640,185
Italy - 4.0%
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	250,000		234,894
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	4,550,000		5,165,773

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 95.3% (continued)
Italy - 4.0% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 5Y	EUR	2.65	12/1/2027	2,000,000	2,118,583
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	1,810,000	[b] 1,401,260
					8,920,510
Japan - 10.4%
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,129,750,000	7,547,389
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	427,400,000	3,108,797
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	442,200,000	3,049,575
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	1,422,000,000	7,755,399
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	177,050,000	1,038,868
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	787,000	858,789
					23,358,817
Jersey - .5%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.03	7/15/2036	545,000	[b,c] 546,715
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	575,000	[b,c,e] 575,481
					1,122,196
Luxembourg - .9%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	1,185,000	912,963
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	159,000	133,806
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	134,000	100,943
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	266,000	260,293
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	270,000	237,590
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	330,000	345,596
					1,991,191
Malaysia - .6%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	5,845,000	1,332,732
Mexico - 1.9%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	62,500,000	3,411,951
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	16,000,000	[f] 897,615
					4,309,566
Netherlands - .0%
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	100,000	85,309
New Zealand - 3.2%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	5,827,000	3,287,735
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	7,990,000	4,012,588
					7,300,323

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 95.3% (continued)
Poland - .5%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	3,950,000	1,031,468
Portugal - .1%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	300,000	344,358
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	550,000	[b,f] 542,702
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	400,000	[b] 462,294
					1,004,996
Singapore - 1.3%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.30	5/19/2053	639,000	657,088
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	1,120,000	1,124,136
Singapore, Bonds	SGD	2.63	5/1/2028	1,710,000	1,265,554
					3,046,778
South Africa - 1.7%
South Africa, Sr. Unscd. Bonds, Ser. 2044	ZAR	8.75	1/31/2044	46,062,000	1,916,658
South Africa, Sr. Unscd. Bonds, Ser. 2048	ZAR	8.75	2/28/2048	44,216,866	1,826,530
					3,743,188
South Korea - 5.8%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	9,679,700,000	7,924,939
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	2,655,000,000	1,878,620
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	4,385,000,000	3,177,110
					12,980,669
Spain - 4.0%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	700,000	660,356
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	900,000	937,709
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	500,000	472,408
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	900,000	905,952
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	6,750,000	[b] 5,944,647
					8,921,072
Supranational - .2%
JBS USA, Gtd. Notes		3.63	1/15/2032	639,000	[b] 529,731
Sweden - .3%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	6,825,000	633,560
Switzerland - 2.0%
Switzerland, Bonds	CHF	0.50	6/27/2032	1,600,000	1,764,464
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	550,000	527,074
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	1,021,000	844,201
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000	1,353,503
					4,489,242

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.3% (continued)
Thailand - .4%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	25,800,000		801,830
United Kingdom - 7.5%
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	1,230,000		1,381,766
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	395,000		364,799
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	158,048	[b]	150,926
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	700,000	[d]	649,404
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.48	12/16/2067	393,340	[b,c]	502,577
Lanark Master Issuer PLC, Ser. 2020-1A, Cl. 2A, (3 Month SONIO +0.57%)	GBP	5.32	12/22/2069	512,500	[b,c]	658,346
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	5.53	11/20/2063	411,804	[c]	526,955
United Kingdom, Bonds	GBP	1.00	1/31/2032	1,850,000		1,826,351
United Kingdom, Bonds	GBP	1.25	7/22/2027	1,950,000		2,206,708
United Kingdom, Bonds	GBP	1.25	7/31/2051	6,075,000		3,858,062
United Kingdom, Bonds	GBP	3.25	1/31/2033	3,000,000		3,538,980
United Kingdom, Bonds	GBP	4.25	12/7/2027	900,000		1,140,280
					16,805,154
United States - 24.4%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	551,969	[b]	546,580
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	42,733		42,553
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[b]	475,089
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	140,000		126,383
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[b]	377,769
Bank of America Corp., Sr. Unscd. Notes	EUR	0.69	3/22/2031	430,000		379,203
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	730,000		701,944
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	770,000		844,021
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		5.25	4/1/2053	570,000		462,124
Chubb INA Holdings, Inc., Gtd. Notes	EUR	1.40	6/15/2031	348,000		315,456
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	321,962	[b]	324,264
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	1,159,284	[b]	1,144,320

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.3% (continued)
United States - 24.4% (continued)
CVS Health Corp., Sr. Unscd. Notes		5.88	6/1/2053	495,000		502,491
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	121,528	[b]	104,425
Duke Energy Indiana LLC, First Mortgage Bonds		5.40	4/1/2053	218,000		219,381
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	510,210		500,008
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	626,240	[b]	494,070
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.07	1/25/2051	155,014	[b,c,g]	149,107
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	790,000		646,883
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	250,000		197,883
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	564,000	[f]	546,163
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	916,000		1,010,390
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	484,000		522,015
JPMorgan Chase & Co., Sr. Unscd. Notes		5.35	6/1/2034	1,120,000	[f]	1,128,485
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	1,809,000		2,093,843
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	277,219	[b]	265,824
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Bonds	EUR	0.99	10/15/2026	575,000		493,643
Nasdaq, Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	238,000		192,411
Nasdaq, Inc., Sr. Unscd. Notes		5.95	8/15/2053	124,000	[f]	126,620
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	300,000		303,161
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	1,560,000		1,378,272
NiSource, Inc., Sr. Unscd. Notes		5.25	3/30/2028	122,000		122,288
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	694,000		776,218
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	229,000		258,280
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	620,000		598,925
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	551,972
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	150,000	[b]	145,383
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	371,000		381,658
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	304,000		290,708

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.3% (continued)
United States - 24.4% (continued)
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	826,000		833,735
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	72,000		73,880
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	583,000	[f]	591,396
U.S. Bancorp, Sr. Unscd. Notes		5.85	10/21/2033	385,000		390,119
UnitedHealth Group, Inc., Sr. Unscd. Notes		5.88	2/15/2053	1,220,000		1,343,855
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	583,000	[b]	569,237
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	200,000		223,761
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	1,550,000		1,287,452
Verizon Communications, Inc., Sr. Unscd. Notes		4.27	1/15/2036	400,000		357,471
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	325,024	[b]	321,657
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	349,469	[b]	349,989
Virginia Electric & Power Co., Sr. Unscd. Notes		5.00	4/1/2033	236,000		233,992
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		244,618
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	328,462
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	29,000	[b]	24,954
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b]	75,154
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	656,000	[b]	460,432
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	360,000		357,332
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.49	2/15/2040	513,155	[b,c]	484,096
Federal Home Loan Mortgage Corp.:
4.50%, 6/1/2052				4,435,068	[g]	4,248,787
Federal National Mortgage Association:
2.00%, 1/1/2051-11/1/2051				7,173,334	[g]	5,835,968
2.50%, 9/1/2050-8/1/2051				8,242,461	[g]	7,094,486
4.00%, 7/1/2052-8/1/2052				4,400,706	[g]	4,123,265
5.00%, 10/1/2052				5,448,756	[g]	5,329,380
					54,923,691
Total Bonds and Notes (cost $224,174,718)				214,627,593

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,072,762)	5.38	2,072,762	[h] 2,072,762

Investment of Cash Collateral for Securities Loaned - 1.6%
Registered Investment Companies - 1.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,631,944)	5.38	3,631,944	[h] 3,631,944
Total Investments (cost $229,879,424)		97.8%	220,332,299
Cash and Receivables (Net)		2.2%	5,028,048
Net Assets		100.0%	225,360,347

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2023, these securities were valued at $28,777,257 or 12.77% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of July 31, 2023.

f Security, or portion thereof, on loan. At July 31, 2023, the value of the fund’s securities on loan was $3,486,543 and the value of the collateral was $3,631,944. In addition, the value of collateral may include pending sales that are also on loan.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	57	9/7/2023	7,222,299[a]	7,269,894	47,595
Euro-Schatz	108	9/7/2023	12,527,222[a]	12,474,267	(52,955)
Futures Short
Euro 30 Year Bond	38	9/7/2023	5,762,715[a]	5,622,887	139,828
Euro-Bobl	126	9/7/2023	16,153,207[a]	16,055,053	98,154
Euro-Bond	19	9/7/2023	2,782,335[a]	2,778,437	3,898
U.S. Treasury 10 Year Notes	60	9/20/2023	6,835,960	6,684,375	151,585
U.S. Treasury 5 Year Notes	104	9/29/2023	11,312,330	11,109,312	203,018
U.S. Treasury Long Bond	12	9/20/2023	1,504,751	1,493,250	11,501
U.S. Treasury Ultra Long Bond	61	9/20/2023	8,265,163	8,065,344	199,819
Ultra 10 Year U.S. Treasury Notes	161	9/20/2023	18,994,462	18,834,485	159,977
Gross Unrealized Appreciation				1,015,375
Gross Unrealized Depreciation				(52,955)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Czech Koruna	12,144,000	United States Dollar	571,899	8/25/2023	(13,594)
Malaysian Ringgit	315,000	United States Dollar	67,981	8/25/2023	1,998
Euro	25,497,000	United States Dollar	28,704,047	8/25/2023	(633,542)
United States Dollar	1,322,671	Euro	1,192,000	8/25/2023	10,358
Colombian Peso	1,711,500,000	United States Dollar	410,304	8/25/2023	22,784
Hungarian Forint	29,666,000	United States Dollar	88,022	8/25/2023	(4,297)
United States Dollar	186,348	British Pound	145,000	8/25/2023	238
United States Dollar	6,894,008	New Zealand Dollar	10,903,000	8/25/2023	121,833

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc. (continued)
Brazilian Real	13,501,000	United States Dollar	2,847,411	8/2/2023	6,557
United States Dollar	2,767,620	Brazilian Real	13,501,000	8/2/2023	(86,348)
Citigroup Global Markets Inc.
Swedish Krona	8,770,000	United States Dollar	855,724	8/25/2023	(21,486)
United States Dollar	47,735	South African Rand	850,000	8/25/2023	324
United States Dollar	82,703	Canadian Dollar	109,000	8/25/2023	14
British Pound	2,423,000	United States Dollar	3,168,026	8/25/2023	(58,060)
United States Dollar	1,116,554	British Pound	861,000	8/25/2023	11,444
Australian Dollar	2,931,000	United States Dollar	1,997,578	8/25/2023	(26,983)
United States Dollar	863,881	Chinese Yuan Renminbi	6,165,000	8/25/2023	(1,155)
Danish Krone	2,424,000	United States Dollar	365,859	8/25/2023	(7,621)
Hungarian Forint	93,973,000	United States Dollar	279,585	8/25/2023	(14,370)
Israeli Shekel	1,671,000	United States Dollar	459,279	8/25/2023	(4,343)
Goldman Sachs & Co. LLC
United States Dollar	138,342	South Korean Won	175,000,000	8/25/2023	842
Brazilian Real	540,000	United States Dollar	113,415	8/25/2023	229
United States Dollar	123,813	Brazilian Real	600,000	8/25/2023	(2,458)
United States Dollar	402,604	Singapore Dollar	532,000	8/25/2023	2,011
United States Dollar	2,872,574	Mexican Peso	48,729,000	8/25/2023	(23,660)
Romanian Leu	1,320,000	United States Dollar	299,395	8/25/2023	(5,449)
United States Dollar	999,885	Polish Zloty	3,977,000	8/25/2023	8,432
United States Dollar	3,610,100	South African Rand	65,672,000	8/25/2023	(52,937)
Chinese Yuan Renminbi	104,725,000	United States Dollar	14,634,573	8/25/2023	59,808
Norwegian Krone	3,782,000	United States Dollar	376,782	8/25/2023	(3,266)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc.
Brazilian Real	13,501,000	United States Dollar	2,840,522	8/2/2023	13,446
United States Dollar	2,847,411	Brazilian Real	13,501,000	8/2/2023	(6,557)
Polish Zloty	2,967,000	United States Dollar	746,705	8/25/2023	(7,042)
Peruvian Nuevo Sol	840,000	United States Dollar	233,366	8/25/2023	(744)
Chinese Yuan Renminbi	64,384,384	United States Dollar	8,992,121	8/25/2023	38,042
Euro	1,172,000	United States Dollar	1,298,477	8/25/2023	(8,183)
United States Dollar	2,823,502	Brazilian Real	13,501,000	9/5/2023	(12,584)
Chilean Peso	212,617,000	United States Dollar	261,200	8/25/2023	(8,515)
Indonesian Rupiah	11,084,520,000	United States Dollar	733,297	8/25/2023	1,610
Thai Baht	17,733,263	United States Dollar	515,443	8/25/2023	3,934
United States Dollar	8,224,071	South Korean Won	10,469,078,000	8/25/2023	(1,648)
Japanese Yen	2,883,209,000	United States Dollar	20,841,238	8/25/2023	(489,375)
J.P. Morgan Securities LLC
Canadian Dollar	2,007,000	United States Dollar	1,521,601	8/25/2023	936
Morgan Stanley & Co. LLC
United States Dollar	726,425	Japanese Yen	101,457,000	8/25/2023	10,265
Japanese Yen	501,086,000	United States Dollar	3,648,212	8/25/2023	(111,169)
Australian Dollar	435,000	United States Dollar	292,904	8/25/2023	(441)
United States Dollar	123,050	South African Rand	2,200,000	8/25/2023	339
South Korean Won	125,480,000	United States Dollar	99,219	8/25/2023	(627)
United States Dollar	368,408	Euro	335,000	8/25/2023	(405)
Canadian Dollar	232,000	United States Dollar	176,147	8/25/2023	(149)
United States Dollar	901,366	Canadian Dollar	1,188,000	8/25/2023	133
Swiss Franc	406,000	United States Dollar	473,267	8/25/2023	(6,382)
United States Dollar	280,120	British Pound	218,000	8/25/2023	313

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
Chinese Yuan Renminbi	3,190,000	United States Dollar	447,437	8/25/2023	(27)
Gross Unrealized Appreciation					315,890
Gross Unrealized Depreciation					(1,613,417)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
GBP - 12 Month Sterling Overnight Interbank Average	GBP Fixed at 4.25	6/23/2033	14,142,517	25,887	37,584	(11,697)
GBP Fixed at 5.8	GBP - 12 Month Sterling Overnight Interbank Average	6/23/2025	60,971,958	228,465	(51,643)	280,108
EUR - Maturity Eurostat Eurozone HICP Ex Tobacco Unrevised NSA	EUR Fixed at 2.8	7/28/2053	7,049,994	(43,899)	77,377	(121,276)
USD Fixed at 2.53	USD - Maturity US CPI Urban Consumers NSA	7/28/2053	9,507,000	(27,616)	89,162	(116,778)
Gross Unrealized Appreciation					280,108
Gross Unrealized Depreciation					(249,751)

EUR—Euro

GBP—British Pound

USD—United States Dollar

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Senior Financial Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	12,094,500	(134,621)	(38,030)	(96,591)
Markit CDX North America Investment Grade Index Series 40, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	104,100,000	(1,795,847)	(742,030)	(1,053,817)
Markit iTraxx Europe Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	18,625,530	(290,422)	(213,647)	(76,775)
Gross Unrealized Depreciation				(1,227,183)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

July 31, 2023 (Unaudited)

The following is a summary of the inputs used as of July 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	8,670,978	-	8,670,978
Collateralized Loan Obligations	-	2,266,683	-	2,266,683
Commercial Mortgage-Backed	-	3,865,390	-	3,865,390
Corporate Bonds	-	43,982,909	-	43,982,909
Foreign Governmental	-	128,566,570	-	128,566,570
Investment Companies	5,704,706	-	-	5,704,706
U.S. Government Agencies Collateralized Mortgage Obligations	-	494,070	-	494,070
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	149,107	-	149,107
U.S. Government Agencies Mortgage-Backed	-	26,631,886	-	26,631,886
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	315,890	-	315,890
Futures††	1,015,375	-	-	1,015,375
Swap Agreements††	-	280,108	-	280,108
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,613,417)	-	(1,613,417)
Futures††	(52,955)	-	-	(52,955)
Swap Agreements††	-	(1,476,934)	-	(1,476,934)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at July 31, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At July 31, 2023, accumulated net unrealized depreciation on investments was $11,079,058, consisting of $5,772,450 gross unrealized appreciation and $16,851,508 gross unrealized depreciation.

At July 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.